                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 2004

                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    1-8676                     36-1058780
          --------                    ------                     ----------
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
       of incorporation)                                     Identification No.)

                            Number One Tantalum Place
                          North Chicago, Illinois 60064
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (847) 689-4900

ITEM 12.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Fansteel Inc. issued a press release on August 13, 2004 disclosing its financial results for the second quarter ending June 30, 2004.

EXHIBIT NO.    DESCRIPTION
-----------    -----------

99.1           Press release issued by Fansteel Inc., dated August 13, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  FANSTEEL INC.

                                                  By: /s/ GARY L. TESSITORE
                                                  -------------------------
                                                  Name:  Gary L. Tessitore
                                                  Title: Chairman, President and
                                                         Chief Executive Officer

                                                  By: /s/ R. MICHAEL McENTEE
                                                  --------------------------
                                                  Name:  R. Michael McEntee
                                                  Title: Vice President and
                                                         Chief Financial Officer

Dated: August 16, 2004
       ---------------

                                                                 [FANSTEEL LOGO]

NEWS RELEASE

FANSTEEL INC. - ANNOUNCES SECOND QUARTER 2004 RESULTS

NORTH CHICAGO, ILLINOIS - August 13, 2004 - Fansteel Inc. ("Fansteel" or the
"Company") today announced net sales of $17,903,000 for the quarter ended June
30, 2004. Net sales for the predecessor Company for the quarter ended June 30,
2003 were $14,945,000. The 19.8% sales increase for 2004 compared with 2003 related primarily to improved sales to aerospace and automotive customers partially offset by reduced sales to its largest lawn and garden customer.

Net income of $9,000 was reported for the second quarter 2004 with income from continuing operations of $244,000, including $411,000 of reorganization bankruptcy charges, and a loss from discontinued operations of $235,000. The net loss for the second quarter 2003 was $3,067,000 with a loss from continuing operations of $2,333,000, including reorganization bankruptcy charges of
$2,542,000, and a loss from discontinued operations of $734,000.

Income from continuing operations before reorganization costs for the second quarter 2004 was $655,000 compared with income of $209,000 for the second quarter 2003. The improved income performance is primarily the result of higher sales and cost reductions.

Net sales were $33,429,000 for the six months ended June 30, 2004 with
$30,166,000 attributable to the Company after emergence from Chapter 11 bankruptcy (the "successor Company") and $3,263,000 attributable to the Company pre-emergence (the "predecessor Company"). Net sales for the predecessor Company for the six months ended June 30, 2003 were $29,966,000. The 11.6% sales increase for 2004 compared with 2003 related primarily to improved sales of sand castings to aerospace customers and powdered metal components to automotive customers partially offset by reduced sales of wire forms to its largest lawn and garden customer.

Net income of $58,482,000 was reported for the six months ended June 30, 2004 with net income of $650,000 for the successor Company and a net income of
$57,832,000 for the predecessor Company. The net loss for the six months ended
June 30, 2003 was $5,073,000. The 2004 results for the successor Company included reorganization charges of $411,000 and losses from discontinued
operations of $797,000 while the result for the predecessor Company in 2004 included bankruptcy reorganization costs of $340,000 and a gain from discharge of debt of $15,576,000 and fresh-start accounting adjustments of $42,927,000.
The 2003 results included bankruptcy reorganization costs of $3,697,000 and losses from discontinued operations of $1,173,000.

Income from continuing operations before reorganization items, gains from debt discharge, and fresh start accounting adjustments for the six months ended June
30, 2004 was $1,527,000 with income of $1,858,000 for the successor Company and a loss of $331,000 for the predecessor Company. For the six months ended June
30, 2003, loss before reorganization items was $203,000. The improved income performance is primarily the result of higher sales and cost reductions.

The Company's amended joint reorganization plan became effective on January 23,
2004, at which time Fansteel emerged from its Chapter 11 bankruptcy.

Fansteel is a manufacturer of aerospace castings and engineered metal components used in a variety of markets including automotive, energy, military and commercial aerospace, agricultural and construction machinery, lawn and garden equipment, marine, and plumbing and electrical hardware industries.

This release contains "forward-looking statements" as defined under the Federal
Securities Laws that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: general economic conditions, including inflation, interest rate fluctuations, trade restrictions, and general debt levels; competitive factors, including price pressures, technological development, and products offered by competitors; inventory risks due to changes in market demand or business strategies; and changes in effective tax rates. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties. The Company is not obligated to update the forward-looking statements included in this news release except as required by law.

For further information, contact:
Gary L. Tessitore
Chairman, President and Chief Executive Officer
Fansteel Inc.
847-689-4900

Fansteel Inc. - Statement of Operations
(Unaudited)

                                           Second Quarter                                      Year-to-Date
                                   -----------------------------------------------------------------------------------------------
                                                                      Predecessor
                                    Successor       Predecessor         Company         Successor                    Predecessor
                                     Company          Company          One Month         Company      Combined(1)      Company
                                   Three Months     Three Months         Ended         Five Months    Six Months      Six Months
Per thousands except per share        Ended            Ended           January 23,        Ended         Ended            Ended
data                               June 30, 2004    June 30, 2003         2004        June 30, 2004  June 30, 2004   June 30, 2003
                                   -------------    -------------     ------------    -------------  -------------   -------------

Net sales                           $   17,903       $    14,945       $    3,263      $   30,166      $    33,429    $    29,966
Operating income (loss)                    797               355             (280)          2,129            1,849             82
Other income (expense)                    (142)             (146)             (51)           (272)            (323)          (285)
Income (loss) before
reorganization items, fresh
start accounting adjustments
and income taxes                           655               209             (331)          1,858            1,527           (203)
Reorganization items                      (411)           (2,542)            (340)           (411)            (751)        (3,697)
Gain on debt discharge                       -                 -           15,576               -           15,576              -
Fresh-start adjustments                      -                 -           42,927               -           42,927              -
Income (loss) from continuing
operations                                 244            (2,333)          57,832           1,447           59,279         (3.900)
Loss from discontinued
operations                                (235)             (734)               -            (797)            (797)        (1,173)
Net income (loss)                   $        9       $    (3,067)      $   57,832      $      650      $    58,482    $    (5,073)
Weighted average common shares
outstanding                          3,420,000         8,698,858        8,698,858       3,420,000                       8,698,858
Basic and diluted net income
(loss) per share (2)
  Continuing operations             $     0.07       $     (0.27)      $     6.65      $     0.42                     $     (0.45)
  Discontinued operations                (0.07)            (0.08)               -           (0.23)                          (0.13)
  Net income (loss)                 $        -       $     (0.35)      $     6.65      $     0.19                     $     (0.58)

(1)  The Company emerged from bankruptcy during its first quarter financial reporting period of 2004. For financial statement purposes, the Company's results of operations have been separated in pre and post January 23, 2004 due to the change in basis of accounting in the underlying assets and liabilities. To facilitate a meaningful comparison of the Company's performance, the results of operations is presented on a traditional comparative basis for both periods. Accordingly, the results of operations for the six months ended June 30, 2004 represent the mathematic addition of the historical amounts for the predecessor company for the one month ended
     January 23, 2004 and the successor company for the five months ended June
     30, 2004.

(2)  Basic earnings per share and diluted earnings per share are the same.